                                                                    EXHIBIT 10.1



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



          AMENDMENT dated as of August 31, 1995 to the $2,300,000,000 Credit Agreement dated as of February 28, 1995 (the "Agreement") among TENET HEALTHCARE CORPORATION (formerly National Medical Enterprises, Inc.), the LENDERS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK and BANKERS TRUST COMPANY, as Arranging Agents, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

          WHEREAS, the parties hereto desire to amend the Agreement to modify certain covenants of the Borrower in Article V thereof;

          WHEREAS, if this Amendment is signed by Banks that constitute the "Required Banks" under the Metrocrest Reimbursement Agreement, the corresponding covenants in the Metrocrest Reimbursement Agreement will be amended as provided herein concurrently with the effectiveness of this Amendment; and

          WHEREAS, Morgan Guaranty Trust Company of New York wishes to resign as Collateral Agent under the Security Agreement and J.P. Morgan Delaware is willing to become the Collateral Agent thereunder;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the Amendment Effective Date (as defined in Section 13 hereof) refer to the Agreement as amended hereby.

          SECTION 2. DEFINITION OF FINAL MATURITY DATE. The definition of "Final Maturity Date" in Section 1.01 of the Agreement is amended to read as follows:

          "Final Maturity Date" means August 31, 2001 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day; PROVIDED that the Borrower may, by at least five Domestic Business Days' notice to the Administrative Agent, specify an earlier date as the Final Maturity Date if such earlier date is not earlier than the scheduled due date of the last Term Loan Amortization Payment that has not theretofore been paid in full. The Administrative Agent shall promptly notify each Lender of any earlier Final Maturity Date so specified by the Borrower.

          SECTION 3.  AMENDMENT OF FIXED CHARGE RATIO. The  table in Section
5.07 of the Agreement is amended to read as follows:

   Period                                              Ratio
   ------                                              -----

   September 1, 1995 through November 30, 1996         2.25 to 1
   December 1, 1996 through November 30, 1997          2.35 to 1
   December 1, 1997 through November 30, 1998          2.5 to 1
   After November 30, 1998                             3.0 to 1

          SECTION 4. LIMITATIONS ON DEBT. Section 5.10 of the Agreement is amended to read in full as follows:

          SECTION 5.10. LIMITATIONS ON DEBT. After the Closing Date, neither the Borrower nor any Included Subsidiary will incur, assume or otherwise be liable in respect of any Debt, except:

               (a)  Debt outstanding under this Agreement;

               (b)  the Senior Notes and the Subordinated Notes;

               (c) the Metrocrest Bonds and the obligations of the Borrower under the Metrocrest Reimbursement Agreement;

               (d) Debt outstanding at the close of business on the Closing Date which the Borrower or AMI has become obligated to purchase, redeem or otherwise retire within 60 days thereafter pursuant to the NME Tender Offers, the AMI Tender Offers and the AMI Redemptions;

               (e) Debt (other than the Debt covered by the foregoing clauses of this Section) outstanding at the close of business on the Closing Date in an aggregate principal or face amount not exceeding $680,000,000;

               (f) unsecured Debt of the Borrower incurred to refinance Debt of the Borrower or AMI described in clauses (a) and (e) above and secured or unsecured Debt of the Borrower incurred to refinance Debt described in clause (c) above; PROVIDED that (i) no portion of the principal of any Debt incurred pursuant to this clause (f) is required to be repaid, repurchased or otherwise retired before the date which is 12 months after the Final Maturity Date and (ii) the documents evidencing or governing such Debt do not contain any Restrictive Provision (as defined in Section 5.11(c)) that is more restrictive than the provisions of this Agreement;

               (g) subject to the limitations in Section 5.11(a)(1), NME Non-Recourse Debt which is incurred solely to finance Capital Expenditures;

               (h)  International Non-Recourse Debt;

               (i) subject to the limitations in Section 5.11(b), Debt of any Person which becomes an Included Subsidiary after the Closing Date; PROVIDED that (x) such Debt is outstanding when such Person becomes an Included Subsidiary and was not created in contemplation of such event or (y) such Debt is incurred solely for the purpose of refinancing Debt described in the foregoing clause (x);

               (j) Guarantees by the Borrower or any Included Subsidiary of Debt relating to the assets disposed of in any Hospital Sale, Hospital Swap or Asset Sale; PROVIDED that (i) such Debt was outstanding when such assets were disposed of and was not created in contemplation of the disposition thereof and (ii) the sum of (x) the aggregate outstanding principal amount of all Debt which is Guaranteed by the Borrower or any of its Included Subsidiaries pursuant to this clause
          (j) and (y) the aggregate amount of all lease payments under operating leases which are Guaranteed by the Borrower or any Included Subsidiary after November 30, 1994 shall not exceed $200,000,000 at any time;

               (k) subject to the limitations in Section 5.11(a) as to the Borrower or Section 5.11(b) as to any Included Subsidiary, Debt consisting of the obligations of the Borrower or any Included Subsidiary as lessee which are capitalized in accordance with GAAP;

               (l) subject to the limitations in Section 5.11(b) and Section 5.23, Debt of any Included Subsidiary not otherwise permitted by the foregoing clauses of this Section; PROVIDED that the aggregate outstanding principal or face amount of all Debt of Included Subsidiaries permitted by this clause (l) shall not exceed $10,000,000 at any time;

               (m) Debt under the Overdraft Facility Agreement not exceeding $20,000,000 in aggregate outstanding principal amount;

               (n) Debt of the Borrower or any Included Subsidiary that can be, at the option of the Borrower or such Included Subsidiary, retired by exchanging capital stock of Hillhaven or Westminster for such Debt when such Debt becomes due (whether by acceleration or otherwise); PROVIDED that the issuance of such Debt shall be deemed to be a disposition of such capital stock and the Net Cash Proceeds thereof shall be applied to prepay Term Loans as provided in Section 2.06(c); and

               (o) subject to the limitations in Section 5.11(a), unsecured Debt of the Borrower not otherwise permitted by the foregoing clauses of the Section, PROVIDED that (i) no portion of the principal of any Debt incurred pursuant to this clause (o) is required to be repaid, repurchased or otherwise retired before the date which is 12 months after the Final Maturity Date and (ii) the documents evidencing or governing such Debt do not contain any Restrictive Provision (as defined in Section 5.11(c)) that is more restrictive than the provisions of this Agreement.

     Unless the Required Banks otherwise agree, the Borrower will cause any Debt issued pursuant to subsection (n) of this Section to be retired by exchanging it for capital stock of Hillhaven or Westminster at or prior to the date such Debt becomes due.

          SECTION 5. ELIMINATION OF CAPITAL EXPENDITURE LIMITATION; ADDITIONAL LIMITATIONS ON DEBT. Section 5.11 of the Agreement is deleted in its entirety, and replaced by the following new Section 5.11:

          SECTION 5.11. ADDITIONAL LIMITATIONS ON DEBT. (a) The Borrower will not Incur any Debt otherwise permitted under clause (g), (k) or (o) of
     Section 5.10 unless:

               (1) the Pro Forma Fixed Charge Ratio would be at least (x) 2.25 to 1 if such Debt is Incurred on or before March 31, 1996, (y) 2.5 to 1 if such Debt is Incurred from April 1, 1996 through September 30, 1996 or (z) 3.0 to 1 if such Debt is Incurred at any time thereafter; and

               (2)  if such Debt is Incurred under clause (k) of Section 5.10:

               (x) the aggregate principal or face amount of all Debt permitted by clauses (i), (k) and (l) of Section 5.10 outstanding immediately after such Debt is Incurred shall not exceed the Priority Debt Limit; and

               (y) the portion of such aggregate principal or face amount that is required to be repaid, repurchased or otherwise retired before the date which is 12 months after the Final Maturity Date shall not exceed $200,000,000.

          (b) No Included Subsidiary will Incur any Debt otherwise permitted under clause (i), (k) or (l) of Section 5.10 unless:

               (1) the Pro Forma Fixed Charge Ratio would be at least (x) 2.25 to 1 if such Debt is Incurred on or before March 31, 1996, (y) 2.5 to 1 if such Debt is Incurred from April 1, 1996 through September 30, 1996 or (z) 3.0 to 1 if such Debt is Incurred at any time thereafter;

               (2) the aggregate principal or face amount of all Debt permitted by clauses (i), (k) and (l) of Section 5.10 outstanding immediately after such Debt is Incurred shall not exceed the Priority Debt Limit; and

               (3) the portion of such aggregate principal or face amount that is required to be repaid, repurchased or otherwise retired before the date which is 12 months after the Final Maturity Date shall not exceed $200,000,000.

          (c) The following terms, as used in this Section, have the following meanings:

               "Incur" means incur, assume or otherwise become liable in respect of; PROVIDED that any Person which becomes an Included Subsidiary after the Closing Date shall be deemed to have Incurred, immediately after it becomes an Included Subsidiary, all its Debt then outstanding.

               "Priority Debt Limit" means, when any Proposed New Debt is Incurred, an amount equal to $650,000,000 LESS the aggregate principal amount of Debt of Included Subsidiaries then outstanding that was outstanding at the close of business on the Closing Date as permitted by Section 5.10(e).

               "Proposed New Debt" means any Debt proposed to be Incurred under clause (g), (i), (k), (l) or (o) of Section 5.10.

               "Pro Forma Consolidated Interest Expense" means, with respect to any Proposed New Debt, the consolidated interest expense of the Borrower and its Consolidated Subsidiaries for a period of one year commencing on the date that such Proposed New Debt is to be incurred (the "Relevant Year"), calculated on the following assumptions:

                    (i) all Debt and other interest-bearing obligations of the
               Borrower and its Consolidated Subsidiaries that are outstanding immediately after such Proposed New Debt is incurred (excluding any such Debt and obligations to be repaid, repurchased otherwise refunded with the proceeds of such Proposed New Debt) will remain outstanding throughout the Relevant Year and no other Debt or interest-bearing obligations will be incurred during the Relevant Year; and

                    (ii) any Debt or interest-bearing obligation that bears interest at a floating rate will bear interest throughout the Relevant Year at the rate applicable thereto (or in the case of such Proposed New Debt, the rate that would have been applicable thereto) two Domestic Business Days before such Proposed New Debt is Incurred.

          Subject to the foregoing assumptions, Pro Forma Consolidated Interest Expense shall be calculated on a basis consistent with the calculation of Consolidated Interest Expense for the Relevant Four Quarters.

               "Pro Forma Fixed Charge Ratio" means, with respect to any Proposed New Debt, the ratio of (i) the sum of Consolidated EBITDA for the Relevant Four Quarters plus Consolidated Rental Expense for the Relevant Four Quarters to (ii) the sum of Consolidated Rental Expense for the Relevant Four Quarters plus Pro Forma Consolidated Interest Expense.

               "Relevant Four Quarters" means, with respect to any Proposed New Debt, the most recent period of four consecutive Fiscal Quarters that ended at least 45 days before such Proposed New Debt is to be Incurred.

               "Restrictive Covenant" means any covenant that (i) contains a financial test, (ii) limits the operations of any Person in any respect or (iii) prohibits any Person from taking specified actions with respect to any category of its liabilities or assets; PROVIDED that the term "Restrictive Covenant" shall not include covenants that relate to specific assets and are contained in a document evidencing or governing Debt that is secured by such assets or was incurred solely for the purpose of financing all or part of the cost of such assets.

               "Restrictive Provision" means a provision contained in a document evidencing or governing any Debt of the Borrower or an Included Subsidiary which is (i) a Restrictive Covenant, (ii) an event of default or (iii) any other provision which might obligate the Borrower or an Included Subsidiary to repay, purchase or otherwise retire such Debt as a result of the existence or absence of a condition or event of a type that is, with reasonable frequency, the subject matter of a Restrictive Covenant or event of default in documents evidencing or governing Debt. Examples of a provision referred to in clause (iii) include, without limitation, (a) a change of control provision which is not an event of default but could obligate the Borrower to offer to purchase the relevant Debt or (b) a financial ratio that is not contained in a Restrictive Covenant but must be met as a condition to the Borrower's ability to "reborrow" or "rollover" the relevant Debt at the end of an interest period.


          SECTION 5. AMENDMENT OF PERMITTED INVESTMENTS. Section 5.13 of the Agreement is amended as follows:

(i)  Clause (b) is amended to read as follows:

          (b) Investments in Included Subsidiaries, including any Person which is an Included Subsidiary immediately after such Investment is made;

(ii)  Clause (e) is deleted in its entirety.

(iii)  Clause (f) is redesignated as clause (e) and amended to read as follows:

          (e) any Investment not expressly permitted by the foregoing clauses of this Section; PROVIDED that (i) immediately after such Investment is made or acquired, the aggregate cost of all such Investments made or acquired by the Borrower and the Included Subsidiaries after November 30, 1994 in Persons other than the Combined Companies does not exceed $250,000,000 and (ii) no Investment in an Excluded Subsidiary shall be made or acquired pursuant to this clause (e).

          SECTION 6. ELIMINATION OF RESTRICTIONS ON ADDITIONAL OPERATING LEASES. Section 5.15 of the Agreement is amended to read as follows:

               SECTION 5.15. SALE-LEASEBACK TRANSACTIONS. After the Closing Date, neither the Borrower nor any Included Subsidiary will engage in any Sale-Leaseback Transaction other than a Medical Office Sale-Leaseback Transaction.

          SECTION 7. PREPAYMENT OF DEBT. Section 5.22 of the Agreement is amended to read as follows:

          SECTION 5.22.  RESTRICTION ON PREPAYING DEBT.     (a)  Neither the
     Borrower nor any Included Subsidiary will prepay, defease or purchase, prior to the date on which it is required by its terms to be repaid , repurchased or otherwise retired, all or any portion of (i) any Debt of the Borrower that is subordinated in right of payment to the Loans or (ii) any Debt permitted by clause (f), (i), (k), (l) or (o) of Section 5.10.

          (b) AMI will not extend the final maturity of any Debt of AMI permitted to remain outstanding under Section 5.10(e) beyond the currently scheduled maturity date thereof.

          SECTION 8. RESIGNATION AND APPOINTMENT OF COLLATERAL AGENT. Pursuant to Section 14(G) of the Security Agreement, (i) Morgan Guaranty Trust Company of New York hereby gives notice that it resigns as Collateral Agent under the Security Agreement as of the Amendment Effective Date, (ii) the undersigned Banks, in their capacities as Secured Parties under the Security Agreement, hereby appoint J.P. Morgan Delaware as the successor Collateral Agent thereunder and (iii) J.P. Morgan Delaware hereby accepts such appointment as successor Collateral Agent.

          SECTION 9. REPRESENTATIONS OF THE BORROWER. The Borrower represents that on and as of the Amendment Effective Date, both before and after the effectiveness of this Amendment, (i) no Default will have occurred and be continuing and (ii) each of the representations and warranties contained in the Agreement as amended by this Amendment will be true, except to the extent that such representations and warranties speak only as of a specific date, in which case they shall have been true as of such date.

          SECTION 10. CONFIRMATION OF AGREEMENT. Except as modified or amended in this Amendment, all terms and conditions in the Agreement remain in full force and effect and are hereby ratified and confirmed.

          SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 12. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 13. EFFECTIVENESS. The amendment of the Agreement provided for herein shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received:

          (a) counterparts hereof signed by the Borrower and the Required
     Lenders;

          (b) in the case of any such party as to which an executed counterpart shall not have been received, telegraphic, telex, facsimile or other written confirmation from such party that a counterpart hereof has been executed by such party; and

          (c) all documents that the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                     TENET HEALTHCARE CORPORATION



                                     By /s/ T.P. McMullen
                                        -------------------------------
                                       Title:  Vice President



                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK



                                     By /s/ Diana H. Imhof
                                        -------------------------------
                                       Title:  Vice President


                                     THE BANK OF NEW YORK


                                     By /s/ Lisa Y. Brown
                                        -------------------------------
                                       Title:  Vice President

                                     BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                     By /s/ Wyatt R. Ritchie
                                        -------------------------------
                                       Title: Vice President


                                     BANKERS TRUST COMPANY


                                     By
                                        -------------------------------
                                       Title:


                                     THE BANK OF CALIFORNIA, N.A.


                                     By /s/ Jennifer L. Banks
                                        -------------------------------
                                       Title:  Vice President


                                     THE MITSUBISHI BANK, LTD.


                                     By /s/ Randy Szuch
                                        -------------------------------
                                       Title:  Vice President


                                     BANK OF MONTREAL


                                     By /s/ Daniel A. Brown
                                        -------------------------------
                                       Title:  Director


                                     THE BANK OF NOVA SCOTIA


                                     By /s/ Chris Johnson
                                        -------------------------------
                                       Title:  Sr. Relationship Mgr.

                                     THE BANK OF TOKYO TRUST COMPANY



                                     By /s/ Margaret Sheridan Sunier
                                        -------------------------------
                                       Title:  Vice President & Manager
                                               Specialized Finance


                                     BANQUE PARIBAS



                                     By /s/ Sean T. Conlon
                                        -------------------------------
                                       Title:  Vice President


                                     By /s/ John N. Kate
                                        -------------------------------
                                       Title:  Group Vice President


                                     THE CHASE MANHATTAN BANK N.A.



                                     By /s/ Michael K. Bayley
                                        -------------------------------
                                       Title: Vice President


                                     CHEMICAL BANK



                                     By /s/ David J. Corcoran
                                        -------------------------------
                                       Title: Vice President


                                     CITICORP USA, INC.



                                     By /s/ David L. Harris
                                        -------------------------------
                                       Title: Assistant Vice President

                                     CREDIT SUISSE



                                     By /s/ Stephen M. Flynn
                                        -------------------------------
                                       Title: Member of Senior Management


                                     By /s/ Marilou Palenzuela
                                        -------------------------------
                                       Title: Member of Senior Management


                                     DEUTSCHE BANK AG, LOS ANGELES
                                       AND/OR CAYMAN ISLANDS



                                     By /s/ J. Scott Jessup
                                        -------------------------------
                                       Title: Vice President


                                     By /s/ Ross Howard
                                        -------------------------------
                                       Title:  Vice President


                                     DRESDNER BANK AG, LOS ANGELES
                                       AGENCY AND GRAND CAYMAN BRANCH


                                     By /s/ Jon M. Bland
                                        -------------------------------
                                       Title:  Senior Vice President


                                     By /s/ Sidney S. Jordan
                                        -------------------------------
                                       Title:  Vice President


                                     FIRST INTERSTATE BANK OF CALIFORNIA



                                     By /s/ William J. Baird
                                        -------------------------------
                                       Title:  Senior Vice President

                                     FIRST UNION NATIONAL BANK
                                       OF NORTH CAROLINA



                                     By
                                        -------------------------------
                                       Title:


                                     THE FUJI BANK, LIMITED



                                     By /s/ Nobuhiro Umemura
                                        -------------------------------
                                       Title:  Joint General Manager



                                     THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY



                                     By /s/ Toshinari Iyoda
                                        -------------------------------
                                       Title:  Senior Vice President


                                     THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LTD., LOS ANGELES AGENCY



                                     By /s/ Yutaka Kamisawa
                                        -------------------------------
                                       Title:  Deputy General Manager


                                     MELLON BANK, N.A.



                                     By /s/ Keith N. Kuhn
                                        -------------------------------
                                       Title:  First Vice President


                                     NATIONSBANK OF TEXAS, N.A.



                                     By /s/ Brad W. DeSpain
                                        -------------------------------
                                       Title:  Vice President

                                     PNC BANK, NATIONAL ASSOCIATION



                                     By /s/ Anthony L. Trunzo
                                        -------------------------------
                                       Title:  Vice President & Manager


                                     THE SANWA BANK LIMITED,
                                       DALLAS AGENCY



                                     By /s/ Blake Wright
                                        -------------------------------
                                       Title:  Vice President


                                     SHAWMUT BANK CONNECTICUT, N.A.



                                     By
                                        -------------------------------
                                       Title:


                                     SOCIETE GENERALE



                                     By /s/ J. Staley Stewart
                                        -------------------------------
                                       Title:  Vice President


                                     THE SUMITOMO BANK, LTD.



                                     By
                                        -------------------------------
                                       Title:

                                     SWISS BANK CORPORATION,
                                       SAN FRANCISCO BRANCH



                                     By /s/ David L. Parrot
                                        -------------------------------
                                       Title:  Associate Director
                                               Merchant Banking


                                     By /s/ Hans-Ueli Surber
                                        -------------------------------
                                       Title:  Executive Director
                                               Merchant Banking


                                     TORONTO DOMINION (TEXAS), INC.



                                     By /s/ Lisa Allison
                                        -------------------------------
                                       Title:  Vice President


                                     WACHOVIA BANK OF GEORGIA, N.A.



                                     By /s/ Douglas L. Williams
                                        -------------------------------
                                       Title:  Senior Vice
                                               President/Group Executive


                                     WELLS FARGO BANK, N.A.



                                     By /s/ Brian O'Melveny
                                        -------------------------------
                                       Title:  Assistant Vice President


                                     ABN AMRO BANK N.V.

                                     By /s/ Paul K. Stimpfl
                                        -------------------------------
                                       Title:  Vice President


                                     By /s/ Matthew S. Thomson
                                        -------------------------------
                                       Title:  Group Vice President


                                     THE DAI-ICHI KANGYO BANK, LTD.,
                                       LOS ANGELES AGENCY


                                     By /s/ Tomohiro Nozaki
                                        -------------------------------
                                       Title:  Senior Vice President &
                                               Joint General Manager


                                     RABOBANK NEDERLAND



                                     By /s/ David S. Reisman
                                        -------------------------------
                                       Title:  Associate General
                                               Counsel, U.S. Vice President


                                     By /s/ W. Jeffrey Vollack
                                        -------------------------------
                                       Title:  Vice President, Manager


                                     THE SAKURA BANK LTD.,
                                       LOS ANGELES AGENCY



                                     By /s/ Ofusa Sato
                                        -------------------------------
                                       Title:  Senior Vice President &
                                               Assistant General Manager



                                     AMSOUTH BANK OF ALABAMA

                                     By /s/ William Page Barnes
                                        -------------------------------
                                       Title:  Vice President


                                     THE NIPPON CREDIT BANK, LTD.,
                                       LOS ANGELES AGENCY



                                     By /s/ Bernardo E. Correa-Henschke
                                        -------------------------------
                                       Title:  Vice President & Manager


                                     THE SUMITOMO TRUST AND BANKING CO.,
                                       LTD., NEW YORK BRANCH



                                     By /s/ Surah P. Bhatia
                                        -------------------------------
                                       Title:  Senior Vice President
                                               Manager, Corporate
                                               Finance Dept.


                                     ARAB BANK PLC, GRAND CAYMAN BRANCH



                                     By /s/ Nofal Barbar
                                        ---------------------------------
                                       Title:  Executive Vice President &
                                               Branch Manager


                                     BANQUE NATIONALE DE PARIS



                                     By
                                        -------------------------------
                                       Title:

                                     COMPAGNIE FINANCIERE DE CIC
                                       ET DE L'UNION EUROPEENNE



                                     By /s/ Jacqueline Leclercq
                                        -------------------------------


                                     By /s/ Pascale Moreau
                                        -------------------------------
                                       Title:  Attache de Direction


                                     CREDITANSTALT BANKVEREIN



                                     By
                                        -------------------------------
                                       Title:


                                     By
                                        -------------------------------
                                       Title:


                                     THE TOKAI BANK, LTD.,
                                       LOS ANGELES AGENCY



                                     By /s/ Masahiko Saito
                                        -------------------------------
                                       Title:  Asst. General Manager


                                     BANCA COMMERCIALE ITALIANA -
                                       LOS ANGELES FOREIGN BRANCH



                                     By /s/ Iacopo Navone
                                        -------------------------------
                                       Title:  Vice President & Manager


                                     By /s/ Jack Wityak
                                        -------------------------------
                                       Title:  Vice President


                                     BANK OF IRELAND GRAND CAYMAN



                                     By /s/ John G. Cusack
                                        -------------------------------

                                       Title:  Assistant Treasurer


                                     BANQUE FRANCAIS DU COMMERCE
                                       EXTERIEUR



                                     By
                                        -------------------------------
                                       Title:


                                     By
                                        -------------------------------
                                       Title:


                                     HIBERNIA NATIONAL BANK



                                     By /s/ Troy J. Villafarra
                                        -------------------------------
                                       Title:  Vice President


                                     KREDIETBANK N.V.



                                     By /s/ Robert Snauffer
                                        -------------------------------
                                       Title:  Vice President


                                     By /s/ John E. Thierfelder
                                        -------------------------------
                                       Title:  Assistant Vice President


                                     THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION



                                     By /s/ Masaaki (Aaki) Yamagishi
                                        -------------------------------
                                       Title:  Chief Manager


                                     NATIONAL CITY BANK, KENTUCKY



                                     By /s/ DeRoy Scott
                                        -------------------------------
                                       Title:  Vice President

                                     THE ROYAL BANK OF SCOTLAND PLC



                                     By /s/ D. Dougan
                                        -------------------------------
                                       Title:  Vice President


                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as resigning
                                       Collateral Agent



                                     By /s/ Diana H. Imhof
                                        -------------------------------
                                       Title:  Vice President






                                     J.P. MORGAN DELAWARE, as successor
                                       Collateral Agent



                                     By
                                        -------------------------------
                                       Title:


                                     BANCO ESPIRITO SANTO E COMERCIAL DE
                                       LISBOA



                                     By /s/ Andrew Orsen
                                        -------------------------------
                                       Title:  Vice President


                                     By /s/ Joaquim Garnecho
                                        -------------------------------
                                       Title: Executive Vice President &
                                               General Manager


                                     BANK LEUMI TRUST COMPANY OF NEW
                                       YORK

                                     By /s/ Steven R. Navarro
                                        -------------------------------
                                       Title: Managing Director,
                                               Corporate Finance


                                     ALLIED IRISH BANK



                                     By /s/ Marcia Meeker
                                        -------------------------------
                                       Title: Vice President


                                     By /s/ William Strickland
                                        -------------------------------
                                       Title:  Senior Vice Presient








                                     BHF-BANK AKTIENGESELLSCHAFT



                                     By /s/ Joy S. Robin
                                        -------------------------------
                                       Title: Assistant Treasurer

                                     By /s/ David Fraenkel
                                        -------------------------------
                                       Title: Vice President




                                     THE DAIWA BANK, LIMITED



                                     By
                                        -------------------------------
                                       Title:


                                     THE CHUO TRUST & BANKING CO., LTD.



                                     By /s/ Shoji  Hoshikawa
                                        -------------------------------
                                       Title:  Senior Manager

                                     CORESTATES BANK, N.A.


                                     By /s/ Paul Hogan
                                        -------------------------------
                                       Title: Vice President


                                     FUYO GENERAL LEASE (U.S.A.) INC.



                                     By /s/ Yoshito Nakayama
                                        -------------------------------
                                       Title: Executive Vice President


                                     MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.



                                     By /s/ Anthony R. Clemente
                                        -------------------------------
                                       Title: Authorized Signatory


                                     MITSUI LEASING (U.S.A.) INC.



                                     By /s/ T. Nagano
                                        -------------------------------
                                       Title: Executive Vice President



                                     SEATTLE-FIRST NATIONAL BANK



                                     By /s/ Michael J. Collum
                                        -------------------------------
                                       Title: Vice President


                                     THE TOYO TRUST & BANKING CO., LTD.,
                                       LOS ANGELES AGENCY



                                     By /s/ Takeo Nagatani
                                        -------------------------------
                                       Title: Deputy General Manager


                                     U.S. NATIONAL BANK OF OREGON

                                     By /s/ Jonathan A. Horton
                                        -------------------------------
                                       Title: Assistant Vice President


                                     SUMITOMO BANK OF CALIFORNIA



                                     By /s/ Seishi Jiromaru
                                        -------------------------------
                                       Title: SVP & Div. Mgr.


                                     BANK OF AMERICA ILLINOIS



                                     By /s/ Jonathan M. Kitei
                                        -------------------------------
                                       Title: Vice President


                                     NATIONAL BANK OF KUWAIT, S.A.K.,
                                       GRAND CAYMAN ISLAND BRANCH



                                     By
                                        -------------------------------
                                       Title:


                                     NATWEST BANK N.A.


                                     By
                                        -------------------------------
                                       Title: